SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):          March 18, 2004
                                                        ____________________



Exact Name of Registrant as
  Specified in Its Charter:           CALIFORNIA AMPLIFIER, INC.
                                ___________________________________



          DELAWARE                       0-12182              95-3647070
 _____________________________        ____________           _____________
State or Other Jurisdiction of         Commission           I.R.S. Employer
Incorporation or Organization          File Number         Identification No.




Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________


Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                           _________________________


Former Name or Former Address,
 if Changed Since Last Report:
                                           _________________________











Item 5.  Other Events and Required FD Disclosure

      On March 18, 2004 at 1:30 p.m. Pacific Time, California Amplifier provided a live audio webcast of management's discussion of the pending acquisition of Vytek Corporation. Incorporated by reference herein is the slide presentation that accompanied the Registrant's live audio webcast.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits

         99.1 Slide presentation that accompanied the Registrant's live audio webcast on March 18, 2004 (incorporated by reference to Exhibit 99.1 of the Rule 425 filing made on March 18, 2004 with the Securities and Exchange Commission)


                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CALIFORNIA AMPLIFIER, INC.


       March 18, 2004                    /s/ Richard K. Vitelle
_________________________________      _________________________________
           Date                         Richard K. Vitelle
                                        Vice President-Finance
                                        (Principal Financial Officer)